UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

APTINYX INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

APTINYX INC.
c/o 124 Washington Street, Suite 101
Foxborough, Massachusetts 02035
May   , 2023
To Our Stockholders:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Aptinyx Inc. (the “Company”) to be held at        a.m., Eastern time, on            , 2023 at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210.
The purpose of the Special Meeting is to approve the liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which if approved, will authorize the Company’s Board of Directors (the “Board”) to liquidate and dissolve the Company in accordance with the Plan of Dissolution. The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.
The Board carefully reviewed and considered the Plan of Dissolution in light of the financial position of the Company, including its available cash, resources and operations following and in light of the Company’s previously announced review and pursuit of strategic alternatives. The Board unanimously determined that the Dissolution was advisable to and in the best interests of the Company and our stockholders, approved the Dissolution and the Plan of Dissolution and directed that the Plan of Dissolution and the Dissolution be submitted to the Company’s stockholders for approval. The Board unanimously recommends that you vote “FOR” the Dissolution Proposal and “FOR” each of other proposals described in the accompanying proxy statement.
More information about the Dissolution, the Plan of Dissolution and the Special Meeting is contained in the accompanying proxy statement. In particular, you should carefully read the section entitled “Risk Factors” beginning on page    of the proxy statement for a discussion of risks you should consider in evaluating the Dissolution.
It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by submitting a proxy to vote your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card, or by completing, signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.
Thank you for your continued support.
Sincerely,
Andy Kidd
Chief Executive Officer

APTINYX INC.
c/o 124 Washington Street, Suite 101
Foxborough, Massachusetts 02035
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held           , 2023
Notice is hereby given that a Special Meeting of Stockholders, or Special Meeting, of Aptinyx Inc., a Delaware corporation, will be held on            , 2023 at 9:00 a.m. Eastern Time at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210. At the Special Meeting, stockholders will consider and vote on the following matters:
1.
the approval of the liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”); and

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the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal (the “Adjournment Proposal”).

Stockholders of record at the close of business on            , 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any postponement, continuation or adjournment thereof. Your vote is important regardless of the number of shares you own.
We urge you to submit a proxy to vote your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card, or complete, date, sign and promptly return the enclosed proxy card whether or not you expect to attend the Special Meeting. A postage-prepaid envelope, addressed to Broadridge Financial Solutions, which is serving as proxy tabulator, has been enclosed for your convenience. If you attend the Special Meeting in person you may vote your shares in person even if you have previously submitted a proxy.
By order of the board of directors,
/s/ Robert J. Hombach

Robert J. Hombach
Member of the Board of Directors
           , 2023

i

APTINYX INC.
c/o 124 Washington Street, Suite 101
Foxborough, Massachusetts 02035
PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS TO BE
HELD           , 2023
This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Aptinyx Inc., also referred to in this proxy statement as the “Company,” “Aptinyx,” “we” or “us,” for use at the Special Meeting of Stockholders to be held at      a.m., Eastern time, on           , 2023 at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210, and at any postponement, continuation or adjournment thereof.
This proxy statement and accompanying proxy materials are being mailed to stockholders on or about           , 2023.
Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting of Stockholders to be Held on , 2023:
This proxy statement is available for viewing, printing and downloading at www.proxyvote.com.

GENERAL INFORMATION
Who is soliciting my vote?
Our board of directors is soliciting your vote for the Special Meeting.
When is the record date for the Special Meeting?
The record date for determination of stockholders entitled to vote at the Special Meeting, including at any adjournments or postponements of the meeting, is the close of business on            , 2023.
How many votes can be cast by all stockholders?
There were shares of our common stock, par value $0.01 per share, outstanding on            , 2023, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. No shares of undesignated preferred stock were outstanding as of            , 2023.
How is a quorum reached?
Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting.
Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How do I vote?
If you are a stockholder of record, there are several ways for you to vote your shares.
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By Telephone.   You may vote using a touch-tone telephone by calling 800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card. Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on            , 2023.

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By Internet.   You may submit a proxy to vote your shares from any location in the world by following the “Submit a Proxy to Vote by Internet” instructions set forth on the enclosed proxy card.

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By Mail.   You may vote by mail by completing, signing, and dating the enclosed proxy card and returning it in the enclosed prepaid envelope.

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During the Special Meeting.   If you attend the Special Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern Time on            , 2023 and mailed proxy cards must be received by            , 2023 in order to be counted at the Special Meeting. If the Special Meeting is adjourned or postponed, these deadlines may be extended.
The shares represented by all valid proxies will be voted as specified in those proxies. If the shares you own are held in your name and you return a duly executed proxy without specifying how your shares are to be voted, they will be voted as follows in accordance with the recommendations of our Board:
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FOR the Dissolution Proposal, which includes the approval of the liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution; and

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FOR the Adjournment Proposal, which includes the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If you hold your shares of Aptinyx common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.
If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Special Meeting.
How do I revoke my proxy?
You may revoke your proxy by (1) following the instructions on the proxy card and entering a new vote by mail that we receive before the start of the Special Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on            , 2023, (2) attending and voting at the Special Meeting (although attendance at the Special Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Aptinyx Inc., c/o 124 Washington Street, Suite 101, Foxborough, Massachusetts 02035, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and therefore do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.
The Dissolution Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Special Meeting. With respect to the Dissolution Proposal, abstentions and failures to vote will have the same effect as votes against the proposal.
The Adjournment Proposal requires the approval of a majority in voting power of the votes cast affirmatively or negatively by the holders entitled to vote on the proposal. With respect to the Adjournment Proposal, abstentions will not affect the voting results.

Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
How can I know the voting results?
We plan to announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.
Why is the Board recommending approval of the Plan of Dissolution?
The Board carefully reviewed and considered the Plan of Dissolution in light of the financial position of the Company, including our available cash, resources and operations following and in light of our previously announced review and pursuit of strategic alternatives. After due consideration of the options available to the Company, our Board has determined that the Dissolution is advisable and in the best interests of the Company and our stockholders. See “Proposal 1: Approval of the Dissolution Pursuant to the Plan of Dissolution — Reasons for the Proposed Dissolution.”
What does the Plan of Dissolution entail?
The Plan of Dissolution provides an outline of the steps for the Dissolution of the Company under Delaware law. The Plan of Dissolution provides that we will file the Certificate of Dissolution following the required stockholder approval; however, the decision of whether or not to proceed with the Dissolution and when to file the Certificate of Dissolution will be made by the Board in its sole discretion.
What will happen if the Dissolution is approved?
If the Dissolution is approved by our stockholders, our Board will have sole discretion to determine if and when (at such time as they deem appropriate following stockholder approval of the Dissolution) to proceed with the Dissolution. If the Board decides to proceed with the Dissolution, we will liquidate any remaining assets, satisfy or make reasonable provisions for our remaining obligations, and make distributions to the stockholders of available proceeds, if any. The Board intends to seek to distribute funds to our stockholders as quickly as possible, as permitted by the DGCL and the Plan of Dissolution, and intends to take all reasonable actions to optimize the distributable value to our stockholders.
If our Board determines that the Dissolution is not in our best interests or not in the best interests of our stockholders, our Board may direct that the Dissolution be abandoned, or may amend or modify the Plan of Dissolution to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.
Can the Company estimate the distributions that the stockholders would receive in the Dissolution?
We cannot predict with certainty the amount of distributions, if any, to our stockholders. However, based on the information currently available to us and if our stockholders approve the Dissolution, we estimate that the aggregate amount of cash that will be available for distribution to our stockholders in the Dissolution will be in the range between approximately $5.0 million and $6.6 million and the total amount distributed to stockholders will be in the range between approximately $0.07 and $0.10 per share of common stock. These amounts may be paid in one or more distributions. You may receive substantially less than the amount that we currently estimate that you may receive, or you may receive no distribution at all.

Such distributions, if any, will not occur until after the Certificate of Dissolution is filed, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be reserved for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount, if any, that will ultimately be available for distribution to stockholders or the timing of any such distributions. Accordingly you will not know the exact amount of any distribution you may receive as a result of the Plan of Dissolution when you vote on the proposal to approve the Plan of Dissolution.
Although we cannot predict the timing or amount of any such distributions, to the extent funds are available for distribution to stockholders, the Board intends to seek to distribute such funds to our stockholders as quickly as possible, as permitted by the DGCL and the Plan of Dissolution, and will take all reasonable actions to optimize the distributable value to our stockholders. See the section entitled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Estimated Distributions to Stockholders” beginning on page 12 of this proxy statement for a description of the assumptions underlying and sensitivities of our estimate of the total cash distributions to our stockholders in the Dissolution.
What is the reporting and listing status of the Company?
Based upon the Company’s non-compliance with the $1.00 bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) and certain other listing requirements, and the determination by Nasdaq’s Listing Qualifications Department (the “Staff”) that the Company is a “public shell” as that term is defined in Nasdaq Listing Rule 5101, the Staff notified the Company on May 10, 2023 that trading in the Company’s stock would be suspended upon the opening of business on May 19, 2023 unless the Company timely requests a hearing before a Nasdaq Hearings Panel to address the deficiencies and present a plan to regain compliance. We did not request a hearing and trading in the Company’s stock was suspended on May 19, 2023. Thereafter, Nasdaq will file a Form 25 with the SEC to formally delist the Company’s stock. Nasdaq has not specified the exact date on which the Form 25 will be filed. Following such delisting, our common stock may only trade in the U.S. on the over-the-counter market, which is a less liquid market, if at all.
If the Dissolution is approved by our stockholders and if the Board determines to proceed with the Dissolution, we will close our transfer books at the effective time of the Certificate of Dissolution (the “Effective Time”). After such time, we will not record any further transfers of our common stock, except pursuant to the provisions of a deceased stockholder’s will, intestate succession, or operation of law and we will not issue any new stock certificates, other than replacement certificates. In addition, after the Effective Time, we will not issue any shares of our common stock upon exercise of outstanding options, warrants, or restricted stock units. As a result of the closing of our transfer books, it is anticipated that distributions, if any, made in connection with the Dissolution will likely be made pro rata to the same stockholders of record as the stockholders of record as of the Effective Time, and it is anticipated that no further transfers of record ownership of our common stock will occur after the Effective Time.
Additionally, whether or not the Dissolution is approved, we will have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) until we have exited such reporting requirements. We did not request a hearing before the Nasdaq Hearings Panel with respect to the delisting of our common stock on Nasdaq and plan to initiate steps to exit from certain reporting requirements under the Exchange Act.
However, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying its service providers, among others.
Do I have appraisal rights in connection with the Dissolution?
None of Delaware law, our Amended and Restated Certificate of Incorporation, or our Amended and Restated Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Dissolution, and we do not intend to independently provide stockholders with any such right.

Are there any risks related to the Dissolution?
Yes. You should carefully review the section entitled “Risk Factors” beginning on page 8 of this proxy statement for a description of risks related to the Dissolution.
Will I owe any U.S. federal income taxes as a result of the Dissolution?
If the Dissolution is approved and implemented, a stockholder that is a U.S. person generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the stockholder with respect to each share, less any known liabilities assumed by the stockholder or to which the distributed property (if any) is subject, and (2) the stockholder’s adjusted tax basis in each share of our common stock. You are urged to read the section entitled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution —Certain Material U.S. Federal Income Tax Consequences of the Proposed Dissolution” beginning on page 12 of this proxy statement for a summary of certain material U.S. federal income tax consequences of the Dissolution, including the ownership of an interest in a liquidating trust, if any.
What will happen to our common stock if the Certificate of Dissolution is filed with the Secretary of State of Delaware?
If the Certificate of Dissolution is filed with the Secretary of State, our common stock (if not previously delisted and deregistered) will be delisted from the Nasdaq and deregistered under the Exchange Act. From and after the Effective Time, and subject to applicable law, each holder of shares of our common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Dissolution and the DGCL. After the Effective Time, our stock transfer records shall be closed, and we will not record or recognize any transfer of our common stock occurring after the Effective Time, except, in our sole discretion, such transfers occurring by will, intestate succession or operation of law as to which we have received adequate written notice. Under the DGCL, no stockholder shall have any appraisal rights in connection with the Dissolution.
We expect to file the Certificate of Dissolution and for the Dissolution to become effective as soon as reasonably practicable after the Dissolution is approved by our stockholders; however, the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion. We intend to provide advance notice to our stockholders prior to the closing of our stock transfer records.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
The information in this proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. These statements include statements regarding the intent, belief or current expectations of members of our management team, as well as the assumptions on which such statements are based, and are generally identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “predicts,” “intends,” “should,” “could,” “continues,” or the negative version of these words or other comparable words. Forward-looking statements in this proxy statement include, but are not limited to:
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plans and expectations for the Dissolution;

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beliefs about the Company’s available options and financial condition;

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all statements regarding the tax and accounting consequences of the transactions contemplated by the Dissolution; and

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all statements regarding the amount and timing of distributions made to stockholders, if any, in connection with the Dissolution.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Such statements are subject to known and unknown risks and uncertainties and other unpredictable factors, many of which are beyond our control. We make no representation or warranty (express or implied) about the accuracy of any of the forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Many relevant risks are described under the caption “Risk Factors” on page 8 of this proxy statement, as well as throughout this proxy statement and the incorporated documents, and you should consider these important cautionary factors as you read this document.
The forward-looking statements in this proxy statement involve certain uncertainties and risks, including but not limited to:
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our ability to complete the Dissolution in a timely manner, or at all;

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the timing and amount of cash and other assets available for distribution to our stockholders upon Dissolution;

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the impact of business uncertainties in connection with the Dissolution;

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the occurrence of any event, change or circumstance that could give rise to the termination of the Plan of Dissolution;

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the risk that we may have liabilities or obligations about which we are not currently aware;

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the risk that the cost of settling our liabilities and contingent obligations could be higher than anticipated; and

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other risks and uncertainties described in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 30, 2023 and those risks and uncertainties described in our other reports filed with the SEC, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Any forward-looking statements are made as of the date of this proxy statement only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this proxy statement or included in the documents incorporated by reference herein or other periodic reports or other documents or filings filed with or furnished to the SEC from time to time could materially and adversely affect our business, prospects, financial condition and results of operations. Except as required by law, we do not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections or other circumstances affecting such forward-looking statements occurring after the date of this proxy statement.

RISK FACTORS
The following risk factors, together with the other information in this proxy statement and in the “Risk Factors” sections included in the documents incorporated by reference into this proxy statement (see the section entitled “Where You Can Find More Information; Incorporation by Reference” beginning on page 28 of this proxy statement), should be carefully considered before deciding whether to vote to approve the Dissolution Proposal as described in this proxy statement. In addition, stockholders should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks that we currently believe are the material risks of which our stockholders should be aware. Nonetheless, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important. Notably, the Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks.
Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.
RISKS RELATED TO THE DISSOLUTION
We cannot predict the timing of the distributions to stockholders.
Our current intention is that, if approved by our stockholders, the Certificate of Dissolution would be filed promptly after such approval; however, the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion. No further stockholder approval would be required to effect the Dissolution. However, if the Board determines that the Dissolution is not in our best interest or the best interest of our stockholders, the Board may, in its sole discretion, abandon the Dissolution or may amend or modify the Plan of Dissolution to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.
Under Delaware law, before a dissolved corporation may make any distribution to its stockholders, it must pay or make reasonable provision to pay all of its claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation. Furthermore, we may be subject to potential liabilities relating to indemnification obligations, if any, to third parties or to our current and former officers and directors. It might take significant time to resolve these matters, and as a result we are unable to predict the timing of distributions, if any are made, to our stockholders.
We cannot assure you as to the amount of distributions, if any, to be made to our stockholders.
We cannot predict with certainty the amount of distributions, if any, to our stockholders. However, based on the information currently available to us and if our stockholders approve the Dissolution, we estimate that the aggregate amount of cash that will be available for distribution to our stockholders in the Dissolution will be in the range between approximately $5.0 million and $6.6 million and the total amount distributed to stockholders will be in the range between approximately $0.07 and $0.10 per share of common stock. This amount may be paid in one or more distributions. Such distributions will not occur until after the Certificate of Dissolution is filed, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions. Examples of uncertainties that could reduce the value of distributions to our stockholders include: unanticipated costs relating to the defense, satisfaction or settlement of lawsuits or other claims threatened against us or our directors or officers; amounts necessary to resolve claims of any creditors or other third parties; and delays in the liquidation and dissolution or other winding up process.
In addition, as we wind down, we will continue to incur expenses from operations, including directors’ and officers’ insurance; payments to service providers and any continuing employees or consultants; taxes; legal, accounting and consulting fees and expenses related to our filing obligations with the SEC, which will reduce any amounts available for distribution to our stockholders. As a result, we cannot assure you as to any amounts to be distributed to our stockholders if the Board proceeds with the Dissolution. If our stockholders do not approve the Dissolution Proposal, we will not be able to proceed with the Dissolution and no liquidating distributions will be made in connection therewith. See the section entitled “Proposal 1 —Approval of the Dissolution Pursuant to the Plan of Dissolution — Estimated Distributions to Stockholders” beginning on page 12 of this proxy statement for a description of the assumptions underlying and sensitivities of our estimate of the total cash distributions to our stockholders in the Dissolution.
It is the current intent of the Board, assuming approval of the Dissolution, that any cash will first be used to pay our outstanding current liabilities and then will be retained to pay ongoing corporate and administrative costs and expenses associated with winding down the company, liabilities and potential liabilities relating to or arising out of any litigation matters and potential liabilities relating to our indemnification obligations, if any, to our service providers, or to our current and former officers and directors.
The Board will determine, in its sole discretion, the timing of the distribution of the remaining amounts, if any, to our stockholders in the Dissolution. We can provide no assurance as to if or when any such distribution will be made, and we cannot provide any assurance as to the amount to be paid to stockholders in any such distribution, if one is made. Stockholders may receive substantially less than the amount that we currently estimate that they may receive, or they may receive no distribution at all. To the extent funds are available for distribution to stockholders, the Board intends to seek to distribute such funds to our stockholders as quickly as possible, as permitted by the DGCL, and intends to take all reasonable actions to optimize the distributable value to our stockholders.
If our stockholders do not approve the Dissolution Proposal, we would not be able to continue our business operations.
In February 2023, we announced that, in light of our financial condition and negative results from our clinical trials, our Board had approved a plan to review strategic alternatives, including a sale or merger of the Company or one or more sales of our assets, and to significantly and immediately reduce our operations. In connection with our plan to explore strategic alternatives, we also announced a restructuring and cost-cutting plan, including termination of 60% of our employees and early termination of our Phase 2b study of NYX-783 in PTSD. In May 2023, we further terminated all but a core team of individuals to lead the strategic review process, and most individuals that remain are doing so on a part-time and consulting basis. After an extensive review of strategic alternatives, we have been unable to identify a merger partner or purchaser of our Company or our assets. If our stockholders do not approve the Dissolution Proposal, the Board will continue to explore what, if any, alternatives are available for the future of the Company in light of its discontinued business activities; however, those alternatives are likely limited to seeking voluntary dissolution at a later time with potentially diminished assets, seeking bankruptcy protection (should our net assets decline to levels that would require such action) or investing our cash in another operating business. It is unlikely that these alternatives would result in greater stockholder value than the proposed Plan of Dissolution and the Dissolution.
The Board may determine not to proceed with the Dissolution.
Even if the Dissolution Proposal is approved by our stockholders, the Board may determine in its sole discretion not to proceed with the Dissolution. If our Board elects to pursue any alternative to the Plan of Dissolution, our stockholders may not receive any of the funds that might otherwise be available for distribution to our stockholders. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.
Our stockholders may be liable to third parties for part or all of the amount received from us in our liquidating distributions if reserves are inadequate.
If the Dissolution becomes effective, we may establish a contingency reserve designed to satisfy any additional claims and obligations that may arise. Any contingency reserve may not be adequate to cover all of our claims and obligations. Under the DGCL, if we fail to create an adequate contingency reserve for payment of our expenses, claims and obligations, each stockholder could be held liable for payment to our creditors for claims brought prior to or after the expiration of the Survival Period (as defined below) after we file the Certificate of Dissolution with the Secretary of State (or, if we choose the Safe Harbor Procedures (as defined under the section entitled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Delaware Law Applicable to Our Dissolution — Payments and Distributions to Claimants and Stockholders — Safe Harbor Procedures under DGCL Sections 280 and 281(a)” beginning on page 15 of this proxy statement), for claims brought prior to the expiration of the Survival Period), up to the lesser of (i) such stockholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve and (ii) the amounts previously received by such stockholder in Dissolution from us and from any liquidating trust or trusts. Accordingly, in such event, a stockholder could be required to return part or all of the distributions previously made to such stockholder, and a stockholder could receive nothing from us under the Plan of Dissolution. Moreover, if a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a situation in which a stockholder may incur a net tax cost if the repayment of the amount previously distributed does not cause a commensurate reduction in taxes payable in an amount equal to the amount of the taxes paid on amounts previously distributed.
Our stockholders of record will not be able to buy or sell shares of our common stock after we close our stock transfer books on the Effective Time.
If the Board determines to proceed with the Dissolution, we intend to close our stock transfer books and discontinue recording transfers of our common stock at the Effective Time. After we close our stock transfer books, we will not record any further transfers of our common stock on our books except by will, intestate succession or operation of law. Therefore, shares of our common stock will not be freely transferable after the Effective Time. As a result of the closing of the stock transfer books, all liquidating distributions in the Dissolution will likely be made pro rata to the same stockholders of record as the stockholders of record as of the Final Record Date.
We plan to initiate steps to exit from certain reporting requirements under the Exchange Act, which may substantially reduce publicly available information about us. If the exit process is protracted, we will continue to bear the expense of being a public reporting company despite having no source of revenue.
Our common stock is currently registered under the Exchange Act, which requires that we, and our officers and directors with respect to Section 16 of the Exchange Act, comply with certain public reporting and proxy statement requirements thereunder. Compliance with these requirements is costly and time-consuming. We plan to initiate steps to exit from such reporting requirements in order to curtail expenses; however, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K or other reports to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying its service providers, among others. If our reporting obligations cease, publicly available information about us will be substantially reduced.
Stockholders may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.
As a result of the Dissolution, for U.S. federal income tax purposes, a stockholder that is a U.S. person generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the stockholder with respect to each share, less any known liabilities assumed by the stockholder or to which the distributed property (if any) is subject, and (2) the stockholder’s adjusted tax basis in each share of our common stock. A liquidating distribution pursuant to the Plan of Dissolution may occur at various times and in more than one tax year. Any loss generally will be recognized by a stockholder only in the tax year in which the stockholder receives our final liquidating distribution, and then only if the aggregate value of all liquidating distributions with respect to a share of our common stock is less than the stockholder’s tax basis for that share. Stockholders are urged to consult with their own tax advisors as to the specific tax consequences to them of the Dissolution pursuant to the Plan of Dissolution. See the section entitled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Certain Material U.S. Federal Income Tax Consequences of the Proposed Dissolution” beginning on page 22 of this proxy statement.

The tax treatment of any liquidating distribution may vary from stockholder to stockholder, and the discussions in this proxy statement regarding tax consequences are general in nature.
We have not requested a ruling from the IRS with respect to the anticipated tax consequences of the Dissolution, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of any liquidating distributions. If any of the anticipated tax consequences described in this proxy statement prove to be incorrect, the result could be increased taxation at the corporate or stockholder level, thus reducing the benefit to our stockholders and us from the Dissolution. Tax considerations applicable to particular stockholders may vary with and be contingent on the stockholder’s individual circumstances. You should consult your own tax advisor for tax advice instead of relying on the discussions of tax consequences in this proxy statement.

PROPOSAL 1 — APPROVAL OF THE DISSOLUTION
PURSUANT TO THE PLAN OF DISSOLUTION
We are asking you to authorize and approve the Dissolution. Our Board has determined that the Dissolution is advisable and in the best interests of the Company and our stockholders, has approved the Dissolution and has adopted the Plan of Dissolution. The reasons for the Dissolution are described under “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Background of the Proposed Dissolution” beginning on page 13 of this proxy statement. The Dissolution requires approval by the holders of a majority of our outstanding common stock entitled to vote at the Special Meeting that is the subject of this proxy statement. Our Board unanimously recommends that our stockholders authorize the Dissolution.
In general terms, when we dissolve, we will cease conducting our business, wind up our affairs, dispose of our non-cash assets, pay or otherwise provide for our obligations, and distribute our remaining assets, if any, during a post-dissolution period of at least three years, as required by the DGCL. With respect to the Dissolution, we will follow the dissolution and winding-up procedures prescribed by the DGCL, as described in further detail under “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Delaware Law Applicable to Our Dissolution” beginning on page 14 of this proxy statement. Our liquidation, winding up and distribution procedures will be further guided by our Plan of Dissolution, as described in further detail under “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Our Plan of Dissolution” beginning on page 18 of this proxy statement. You should carefully consider the risk factors relating to our complete liquidation and dissolution and described under “Risk Factors — Risks Related to The Dissolution” beginning on page 8 of this proxy statement.
Subject to the requirements of the DGCL and our Plan of Dissolution, as further described below, we will use our existing cash to pay for our winding up procedures, including:
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income and other taxes;

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the costs associated with our Dissolution and winding up over the Survival Period; these costs may include, among others, expenses necessary to the implementation and administration of our Plan of Dissolution and fees and other amounts payable to professional advisors (including legal counsel, financial advisors and others) and to consultants and others assisting us with our Dissolution;

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any claims by others against us that we do not reject as part of the dissolution process;

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any amounts owed by us under contracts with third parties;

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the funding of any reserves or other security we are required to establish, or deem appropriate to establish, to pay for asserted claims (including lawsuits) and possible future claims, as further described below; and

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solely to the extent remaining after provision for the above-described payments, liquidating distributions to be made to our stockholders, which distributions may be made from time to time as available and in accordance with the DGCL procedures described below.

ESTIMATED DISTRIBUTIONS TO STOCKHOLDERS
Based on currently available information, we estimate that we will have in the range of between approximately $5.0 million and $6.6 million of cash that we will be able to distribute to stockholders in connection with the Dissolution, which implies a per share distribution range of $0.07 to $0.10 per share of common stock. Calculating such an estimate is inherently uncertain and requires that we make a number of assumptions regarding future events, many of which are unlikely to ultimately be true. We used the following assumptions when calculating the estimated distributable cash value: (i) $0.8 million payable for insurance, (ii) $3.5 million payable for wind-down operations, general and administrative costs, and research and development costs, (iii) $0.2 million payable for legal fees, (iv) $3.7 million payable for wages and (v) $0.4 million payable for rent, (vi) $0.2 million for accounting fees, and (vii) $0.2 million for other costs.
Distributions, if any, to our stockholders may be paid in one or more distributions. Such distributions will not occur until after the Certificate of Dissolution is filed, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions. Examples of uncertainties that could reduce the value of distributions to our stockholders include: unanticipated costs relating to the defense, satisfaction or settlement of existing or future lawsuits or other claims threatened against us or our officers or directors; amounts necessary to resolve claims of our creditors; and delays in the liquidation and dissolution or other winding up of our subsidiary due to our inability to settle claims or otherwise.
Our estimate of the anticipated initial distribution amounts is preliminary and many of the factors that are necessary to determine how much, if any, we will be able to distribute to our stockholders in liquidation are subject to change and outside of our control. While we intend to pursue matters related to our liquidation and winding up as quickly as possible if we obtain approval from our stockholders, the timing of many elements of this process after our Dissolution will not be entirely within our control and, therefore, we are unable to estimate when we would be able to begin making any post-Dissolution liquidating distributions to our stockholders. See the section entitled “Risk Factors — Risks Related to The Dissolution” beginning on page 8 of this proxy statement.
The description of the Dissolution contained in this introductory section is general in nature and is subject to various other factors and requirements, as described in greater detail below.
BACKGROUND OF THE PROPOSED DISSOLUTION
In the ordinary course from time to time, our Board and management team have evaluated and considered a variety of financial and strategic opportunities for the Company as part of our long-term strategy to enhance value for our stockholders, including potential acquisitions, divestitures, business combinations and other transactions.
As part of the ongoing consideration and evaluation of our long-term prospects and strategies, our Board frequently reviews, with our management, strategic and financial alternatives in light of developments in our business, the competitive landscape, the economy generally and financial markets, all with the goal of enhancing value for our stockholders and making a positive impact in patients’ lives. As part of this process, from time to time, our management has engaged in business development and/or strategic discussions with industry participants. This includes contacts with numerous companies regarding potential global and regional partnerships, as well as a number of discussions with companies about strategic transactions.
Historically, we were a clinical-stage biopharmaceutical company focused on the discovery, development, and commercialization of novel, proprietary, synthetic small molecules for the treatment of brain and nervous system disorders. In August 2022, following careful review of our clinical development program, our Board discontinued the development of our product candidate NYX-2925 after two Phase 2b clincal studies in chronic pain failed to demonstrate sufficient efficacy to support continued investment by Aptinyx. In February 2023, our Board discontinued the development of our product candidate NYX-458 in cognitive impairment associated with Parkinson’s disease and dementia with Lewy bodies, following results from an exploratory Phase 2 clinical study in which NYX-458 did not demonstrate clinically meaningful improvements over placebo on the study’s efficacy endpoints.
Subsequently, in March 2023, we began implementation of a Board-approved strategic restructuring plan to preserve capital, reduce operating costs, and maximize the value of our assets. Consistent with our capital preservation efforts, we reduced our workforce by approximately 60%, primarily consisting of employees who were focused on clinical development, with the remainder coming from our manufacturing and general and administrative functions. Also consistent with our capital preservation efforts, we implemented an early termination of our then-ongoing Phase 2b clinical study of NYX-783 in post-traumatic stress disorder, or PTSD, to enable an analysis of the data to date. In light of our financial condition and the results of our clinical studies to date, we also began exploration of strategic alternatives to maximize shareholder value, including a sale or merger of the Company or one or more sales of our assets, and engaged Ladenburg Thalmann & Co. (“Ladenburg”) to assist in that process.
Later in March 2023, we completed an analysis of the data available from the first 100 patients enrolled in our Phase 2b clinical study of NYX-783 in PTSD. In the analysis, NYX-783 did not demonstrate sufficient improvement on the study’s primary endpoint to support continued development of the program by Aptinyx and our Board elected to discontinue future development of NYX-783 in PTSD. In connection with this termination and our exploration of strategic alternatives, we terminated approximately 17% of our remaining employees as of April 7, 2023, consisting of employees who were focused on clinical development, leaving a core team of individuals to lead the strategic review process and manage remaining operations.
Following the announcement of the results of our Phase 2b clinical study of NYX-783 in PTSD, on April 21, 2023, we entered into a payoff letter with K2 HealthVentures LLC (“K2HV”), our lender, under which we voluntarily prepaid K2 approximately $27.4 million, in full satisfaction of all obligations, including all outstanding principal, accrued interest, fees, costs, expenses and other amounts chargeable, under our credit facility with K2HV. Upon receipt by K2HV of this amount, all obligations, covenants, debts and liabilities of the Company under the our loan agreement with K2HV were satisfied and discharged in full, and the agreement and all other documents entered into in connection with the loan agreement were terminated.
Following announcement of our plan to explore strategic alternatives, our Board and management worked with outside advisors, on a formal and informal basis, including Ladenburg, to pursue a sale or merger of the Company or one or more sales of our assets, including a reverse merger. Despite broad canvassing and discussions with multiple potential strategic parties, we were unsuccessful in identifying any viable transactions.
In light of the strategic alternatives review, our Board determined that approving the Plan of Dissolution gives our Board the most flexibility in optimizing value for our stockholders and as a result, on May 4, 2023, our Board adopted resolutions approving the Plan of Dissolution and the Dissolution and recommending that our stockholders approve the Plan of Dissolution and the Dissolution. Consistent with the Plan of Dissolution, we terminated approximately 60% of our remaining employees as of May 5, 2023, including our Executive Chairman Norbert Riedel, our President and CEO Andy Kidd, and our CFO and CBO Ashish Khanna, leaving a small team of individuals to manage the wind-down of our operations.
REASONS FOR THE PROPOSED DISSOLUTION
The Board believes that the Dissolution is in Aptinyx’s best interests and the best interests of our stockholders. The Board considered and pursued at length potential strategic alternatives available to Aptinyx such as a merger, asset sale, strategic partnership or other business combination transaction, and, following the results of such review, now believe that pursuing a wind-up of the Company in accordance with the Plan of Dissolution gives our Board the most flexibility in optimizing value for our stockholders.
In making its determination to approve the Dissolution, the Board considered, in addition to other pertinent factors, the fact that Aptinyx currently has no significant remaining business operations or business prospects; the fact that Aptinyx will continue to incur substantial accounting, legal and other expenses associated with being a public company despite having no source of revenue or financing alternatives; and the fact that Aptinyx has conducted an evaluation to identify remaining strategic alternatives involving Aptinyx’s assets or Aptinyx as a whole, such as a merger, asset sale, strategic partnership or other business combination transaction, that would have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders would receive in a liquidation. As a result of its evaluation, the Board concluded that the Dissolution is the preferred strategy among the alternatives now available to Aptinyx and is in the best interests of Aptinyx and its stockholders. Accordingly, the Board approved the Dissolution of Aptinyx pursuant to the Plan of Dissolution and recommends that our stockholders approve the Dissolution Proposal.
DELAWARE LAW APPLICABLE TO OUR DISSOLUTION
We are a corporation organized under the laws of the State of Delaware and the Dissolution will be governed by the DGCL. The following is a brief summary of some of the DGCL provisions applicable to the Dissolution. The following summary is qualified in its entirely by Sections 275 through 283 of the DGCL, which are attached to this proxy statement as Annex B.
Delaware Law Generally
Authorization of Board and Stockholders.   If a corporation’s board of directors deems it advisable that the corporation should dissolve, it may adopt a resolution to that effect by a majority vote of the whole board and notify the corporation’s stockholders entitled to vote on the dissolution of the adoption of the resolution and the calling of a meeting of stockholders to act on the resolution. Our Board has unanimously adopted a resolution approving the Dissolution and the Plan of Dissolution and declaring them advisable and recommending them to our stockholders. The Dissolution must be authorized and approved by the holders of a majority of our outstanding common stock on the Record Date entitled to vote on the Dissolution Proposal.
Certificate of Dissolution.   If a corporation’s stockholders authorize its dissolution, to consummate the dissolution the corporation must file a certificate of dissolution with the Secretary of State. If our stockholders authorize the Dissolution at the Special Meeting, we intend to file the Certificate of Dissolution with the Secretary of State as soon as practicable after the receipt of such approval. However, the timing of such filing is subject to the discretion of the Board.
Possible Permitted Abandonment of Dissolution.   The resolution authorizing a dissolution adopted by a corporation’s board of directors may provide that, notwithstanding authorization of the dissolution by the corporation’s stockholders, the board of directors may abandon the dissolution without further action by the stockholders. While we do not currently foresee any reason that our Board would abandon our proposed Dissolution once it is authorized by our stockholders, to provide our Board with the maximum flexibility to act in the best interests of our stockholders, the resolutions adopted by our Board included language providing the board with the flexibility to abandon the Dissolution without further action of our stockholders at any time prior to the filing of the Certificate of Dissolution.
Time of Dissolution.   When a corporation’s certificate of dissolution is filed with the Secretary of State and has become effective, along with the corporation’s tender of all taxes (including Delaware franchise taxes) and fees authorized to be collected by the Secretary of State, the corporation will be dissolved. We refer to the effective time of the Certificate of Dissolution herein as the “Effective Time.”
Continuation of Corporation After Dissolution
A dissolved corporation continues its existence for three years after dissolution, or such longer period as the Delaware Court of Chancery may direct, for the purpose of prosecuting and defending suits and enabling the corporation to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets. A dissolved corporation may not, however, continue the business for which it was organized. Any action, suit or proceeding begun by or against the corporation before or during this survival period does not abate by reason of the dissolution, and for the purpose of any such action, suit or proceeding, the corporation will continue beyond the Survival Period until any related judgments, orders or decrees are fully executed, without the necessity for any special direction by the Delaware Court of Chancery. Our Plan of Dissolution will govern our winding up process after Dissolution. See the section entitled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Our Plan of Dissolution” beginning on page 18 of this proxy statement.
Payment and Distribution to Claimants and Stockholders
A dissolved corporation must make provision for the payment (or reservation of funds as security for payment) of claims against the corporation in accordance with the applicable provisions of the DGCL and the distribution of remaining assets to the corporation’s stockholders. The dissolved corporation may do this by following one of two procedures, as described below.
Safe Harbor Procedures under DGCL Sections 280 and 281(a) (the “Safe Harbor Procedures”)
A dissolved corporation may elect to give notice of its dissolution to persons having a claim against the corporation (other than claims against the corporation in any pending actions, suits or proceedings to which the corporation is a party) (“Current Claimants”) and to persons with contractual claims contingent on the occurrence or nonoccurrence of future events or otherwise conditional or unmatured (“Contingent Contractual Claimants”), and after giving these notices, following the procedures set forth in the DGCL, as described below.
The Plan of Dissolution provides the Board with the discretion to elect to follow the Safe Harbor Procedures rather than the Alternative Procedures.

Current Claimants
Notices and Publication.   The notice to Current Claimants must state (1) that all such claims must be presented to the corporation in writing and must contain sufficient information reasonably to inform the corporation of the identity of the claimant and the substance of the claim; (2) the mailing address to which the claim must be sent; (3) the date (the “Claim Date”) by which the claim must be received by the corporation, which must be no earlier than 60 days from the date of the corporation’s notice; (4) that the claim will be barred if not received by the Claim Date; (5) that the corporation may make distributions to other claimants and the corporation’s stockholders without further notice to the Current Claimant; and (6) the aggregate annual amount of all distributions made by the corporation to its stockholders for each of the three years before the date of dissolution. The notice must be published at least once a week for two consecutive weeks in a newspaper of general circulation in the county in which the corporation’s registered agent in Delaware is located and in the corporation’s principal place of business and, in the case of a corporation having $10.0 million or more in total assets at the time of dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of the notice, the corporation must also mail a copy of the notice by certified or registered mail, return receipt requested, to each known claimant of the corporation, including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.
Effect of Non-Responses to Notices.   If the dissolved corporation does not receive a response to the corporation’s notice by the Claim Date from a Current Claimant who was given actual notice according to the foregoing paragraph, then the claimant’s claim will be barred.
Treatment of Responses to Notices.   If the dissolved corporation receives a response to the corporation’s notice by the Claim Date, the dissolved corporation may accept or reject, in whole or in part, the claim. If the dissolved corporation rejects a claim, it must mail a notice of the rejection to the Current Claimant by certified or registered mail, return receipt requested, within 90 days after receipt of the claim (or, if earlier, at least 150 days before the expiration of the Survival Period). The notice must state that any claim so rejected will be barred if the Current Claimant does not commence an action, suit or proceeding with respect to the claim within 120 days of the date of the rejection.
Effect of Non-Responses to Rejections of Claims.   If the dissolved corporation rejects a claim and the Current Claimant does not commence an action suit or proceeding with respect to the claim within the 120-day post- rejection period, then the Current Claimant’s claim will be barred.
Contingent Contractual Claims
Notices.   The notice to Contingent Contractual Claimants (persons with contractual claims contingent on the occurrence or nonoccurrence of future events or otherwise conditional or unmatured) must be in substantially the same form and sent and published in the same manner, as notices to Current Claimants and shall request that Contingent Contractual Claimants present their claims in accordance with the terms of such notice.
Responses to Contractual Claimants.   If the dissolved corporation receives a response by the date specified in the notice by which the claims from Contingent Contractual Claimants must be received by the corporation, which must be no earlier than 60 days from the date of the corporation’s notice to Contingent Contractual Claimants, the dissolved corporation must offer to the Contingent Contractual Claimant such security as the dissolved corporation determines is sufficient to provide compensation to the claimant if the claim matures. This offer must be mailed to the Contingent Contractual Claimant by certified or registered mail, return receipt requested, within 90 days of the dissolved corporation’s receipt of the claim (or, if earlier, at least 150 days before the expiration of the post- dissolution survival period). If the Contingent Contractual Claimant does not deliver to the dissolved corporation a written notice rejecting the offer within 120 days after receipt of the offer for security, the claimant is deemed to have accepted the security as the sole source from which to satisfy the claim against the dissolved corporation.
Determinations by Delaware Court of Chancery
A dissolved corporation that has complied with the Safe Harbor Procedures must petition the Delaware Court of Chancery to determine the amount and form of security that will be (1) reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party, other than a claim barred pursuant to the Safe Harbor Procedures, (2) sufficient to provide compensation to any Contingent Contractual Claimant who has rejected the dissolved corporation’s offer for security for such person’s claims made pursuant to the Safe Harbor Procedures, and (3) reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within five years after the date of dissolution or such longer period of time as the Delaware Court of Chancery may determine, not to exceed ten years after the date of dissolution.
Payments and Distributions
If a dissolved corporation has followed the Safe Harbor Procedures, then it will (1) pay the current claims made but not rejected, (2) post the security offered and not rejected for contractual claims that are contingent, conditional or unmatured, (3) post any security ordered by the Delaware Court of Chancery in response to the dissolved corporation’s petition to the court described above, and (4) pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the dissolved corporation. If there are insufficient assets to make these payments and provisions, then they will be satisfied ratably in accordance with legal priorities, to the extent that assets are available.
All remaining assets will be distributed to the dissolved corporation’s stockholders, but not earlier than 150 days after the date of the last notice of rejection given by the dissolved corporation to a Current Claimant pursuant to the Safe Harbor Procedures.
Alternative Procedures under DGCL Section 281(b) (the “Alternative Procedures”)
If a dissolved corporation does not elect to follow the Safe Harbor Procedures, it must adopt a plan of distribution pursuant to which it will (1) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation, (2) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party and (3) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within ten years after the date of dissolution. If there are insufficient assets to make these payments and provisions, then they will be satisfied ratably in accordance with legal priorities, to the extent assets are available. All remaining assets will be distributed to the dissolved corporation’s stockholders.
The Plan of Dissolution adopted by the Board and proposed to the stockholders for approval constitutes the plan of distribution for purposes of the Alternative Procedures.
Liabilities of Stockholders and Directors
If a dissolved corporation follows either the Safe Harbor Procedures or the Alternative Procedures, then (1) a stockholder of the dissolved corporation’s will not be liable for any claim against the dissolved corporation in an amount in excess of the lesser of (a) the stockholder’s pro rata share of the claim and (b) the amount distributed to the stockholder. If a dissolved corporation follows the Safe Harbor Procedures, then a stockholder of the dissolved corporation will not be liable for any claim against the dissolved corporation on which an action, suit or proceeding is not begun before the expiration of the Survival Period. In no event will the aggregate liability of a stockholder of a dissolved corporation for claims against the dissolved corporation exceed the amount distributed to the stockholder in dissolution. If a dissolved corporation fully complies with either the Safe Harbor Procedures or the Alternative Procedures, then the dissolved corporation’s directors will not be personally liable to the dissolved corporation’s claimants.
Application of These Procedures to Us
We currently plan to elect to follow the Alternative Procedures. However, our Plan of Dissolution specifically permits our Board the discretion to decide to abandon any plans to follow the Alternative

Procedures and to follow the Safe Harbor Procedures permitted by Delaware law. If we follow the Safe Harbor Procedures, then the required published notices would be published in a newspaper of general circulation in New Castle County, Delaware (the location of our registered agent), and Foxborough, Massachusetts (the location of our principal place of business), as well as in a daily newspaper with national circulation, since our total assets exceed $10.0 million. For more information about our liquidation, winding up and distribution procedures, see the section entitled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Our Plan of Dissolution” beginning on page 18 of this proxy statement.
OUR PLAN OF DISSOLUTION
The Dissolution will be conducted in accordance with the Plan of Dissolution, which is attached to this proxy statement as Annex A and incorporated by reference into this proxy statement. The following is a summary of our Plan of Dissolution and does not purport to be complete or contain all of the information that is important to you. To understand our Plan of Dissolution more fully, you are urged to read this proxy statement as well as the Plan of Dissolution. Our Plan of Dissolution may be modified, clarified or amended by action by our Board at any time and from time to time, as further described below.
Authorization and Effectiveness
Our Plan of Dissolution will be deemed approved if the holders of a majority of the outstanding stock entitled to vote on the Dissolution Proposal have authorized the Plan of Dissolution and the Dissolution and will constitute our authorized plan and will evidence our authority to take all actions described in the Plan of Dissolution. Following the authorization of the Dissolution by our stockholders, at such time as our Board determines to be appropriate, we will file the Certificate of Dissolution with the Secretary of State and ensure that all relevant taxes (including Delaware franchise taxes) and fees are paid. The Effective Time of our Dissolution will be when the Certificate of Dissolution is filed with the office of the Secretary of State or such later date and time that is stated in the Certificate of Dissolution.
Survival Period
For three years after the Effective Time (or such longer period as the Delaware Court of Chancery may direct) (the “Survival Period”), we will continue as a body corporate for the purpose of prosecuting and defending lawsuits (civil, criminal or administrative) by or against us; settling and closing our business; disposing of and conveying our property; discharging our liabilities in accordance with the DGCL; and distributing our remaining assets to our stockholders. We will no longer engage in the development of treatments for brain and nervous system disorders, except to the extent necessary to preserve the value of our assets and wind up our business affairs in accordance with our Plan of Dissolution. We anticipate that distributions, if any, to our stockholders will be made in cash, and may be made at any time, from time to time, in accordance with the DGCL.
General Liquidation, Winding Up and Distribution Process
We intend to elect to follow the Alternative Procedures described under the section entitled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Delaware Law Applicable to Our Dissolution — Alternative Procedures under DGCL Section 281(b)” beginning on page 17 of this proxy statement but our Board retains the discretion to opt to dissolve the Company in accordance with the Safe Harbor Procedures.
The Board intends to seek to distribute funds, if any, to our stockholders as quickly as possible, as permitted by the DGCL and the Plan of Dissolution, and intends to take all reasonable actions to optimize the distributable value to our stockholders.
Continuing Employees and Consultants
During the Survival Period, we may retain, hire, employ or contract with employees, consultants, agents, trustees, independent professional advisors (including legal counsel, accountants and financial advisors) and others, as the Board may determine, from time to time, to be necessary or advisable to effect the Dissolution as described in our Plan of Dissolution. The Board expects that during the Dissolution, the Company will continue to retain Verdolino & Lowey, P.C. to help with the winding-up activities and administering the Dissolution. The Board also expects that outside legal and financial advisors will continue to advise on and assist with the Dissolution.
After filing the Certificate of Dissolution, the Board expects it will maintain the size of the Board at three or fewer Board seats to save costs.
We may, in the absolute discretion of the Board, pay the Company’s directors, any employees it may hire, consultants, agents and other representatives, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they will be required to undertake in connection with the implementation of the Plan of Dissolution; however, given the Company’s already streamlined operations, the Board does not expect to need to hire any employees or otherwise expand the team of advisors and consultants currently in place.
Sale of Our Remaining Assets
We have a broad portfolio of patent applications, know how, trade secrets, and other intellectual property, including patents and patent applications directed to new compositions of matter and to methods of treating brain and nervous system disorders. The Plan of Dissolution contemplates the sale of all of our remaining non-cash assets, including our intellectual property, if and at such time as the Board may approve, without further stockholder approval. The Plan of Dissolution does not specify the manner in which we may sell our assets. Such sales could take the form of sales of individual assets, sales of groups of assets organized by type of asset or otherwise, a single sale of all or substantially all of our assets, or some other form of sale. The assets may be sold to one or more purchasers in one or more transactions over a period of time. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board. We do not anticipate amending or supplementing this proxy statement to reflect any such agreement or sale, unless required by applicable law, or selling any additional assets in the future. See the section entitled “Risk Factors — Risks Related to the Dissolution” beginning on page 8 of this proxy statement.
Costs and Expenses
We will pay all costs and expenses that the Board may determine from time to time to be necessary or advisable to effect the Dissolution in accordance with the Plan of Dissolution and as may be necessary or advisable to continue our existence and operations. These costs and expenses may include, without limitation, brokerage, agency, professional, consulting and other fees and expenses of persons rendering services to the Company in connection with the matters described in the Plan of Dissolution and costs incurred to comply with contracts to which the Company is a party.
Indemnification
We will continue to indemnify our officers, directors, employees and agents in accordance with, and to the extent required or permitted by, the DGCL, our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws and any contractual arrangements, whether these arrangements existed before the Dissolution or were entered into after the Dissolution. During the Survival Period, acts and omissions of any indemnified or insured person in connection with the implementation of the Plan of Dissolution will be covered to the same extent that they were covered before the effective time of the Dissolution. The Board is authorized to obtain and maintain insurance as may be necessary to cover the Company’s indemnification obligations, including seeking an extension in time and coverage of our insurance policies currently in effect.
Stockholder Consent
Authorization of the Dissolution by the holders of a majority of the outstanding stock of the Company entitled to vote thereon shall, to the fullest extent permitted by law, constitute approval of all matters described in this proxy statement relating to the Dissolution, including our Plan of Dissolution. Authorization of the Dissolution by the holders of a majority of the outstanding stock of the Company shall constitute the authorization of the sale, exchange or other disposition in liquidation of all of the remaining property and assets of the Company after the effective time of the Dissolution, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of any and all contracts for sale, exchange or other disposition that are conditioned on stockholder approval.
Subsidiaries
We do not have any subsidiaries.
Legal Claims
We will defend any claims against us, our officers or directors or our subsidiaries, whether a claim exists before the Effective Time or is brought during the Survival Period, based on advice and counsel of our legal and other advisors and in such manner, at such time and with such costs and expenses as our Board may approve from time to time. During the Survival Period, we may continue to prosecute any claims that we had against others before the Effective Time and may institute any new claims against any person as the Board may determine necessary or advisable to protect the Company and its assets and rights or to implement the Plan of Dissolution. At the Board’s discretion, we may defend, prosecute or settle any lawsuits, as applicable.
Effective Time; Stock of the Company
The Effective Time will be the effective time of the Certificate of Dissolution as filed with the Secretary of State of Delaware.
From and after the Effective Time, and subject to applicable law, each holder of shares of our common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Dissolution and the DGCL. After the Effective Time, our stock transfer records shall be closed, and we will not record or recognize any transfer of our common stock occurring after the Effective Time, except, in our sole discretion, such transfers occurring by will, intestate succession or operation of law as to which we have received adequate written notice. We expect the Effective Time to be as soon as reasonably practicable after the Dissolution is approved by our stockholders, and we intend to provide advance notice to our stockholders prior to closing our stock transfer records. No stockholder shall have any appraisal rights in connection with our Dissolution and winding-up. It is anticipated that no further trading of our shares will occur after the Effective Time.
Unclaimed Distributions
If any distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered a certificate evidencing ownership of the Company’s common stock or provided other evidence of ownership as required in the Plan of Dissolution or by the Board or for any other reason, the distribution to which the stockholder is otherwise entitled will be transferred, at such time as the final liquidating distribution is made by us, or as soon as practicable after that distribution, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of the distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to the stockholder as the sole equitable owner of the distribution and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. The proceeds of any such distribution will not revert to or become the property of us or any other stockholder.
Liquidating Trust
While we do not currently propose transferring our assets to a liquidating trust, we may do so if deemed appropriate by our Board, based on advice of our legal, tax and accounting advisors. We may, for example, transfer assets to a liquidating trust if we are unable to complete the Dissolution within the initial three-years of the Survival Period.

Abandonment, Exceptions, Modifications, Clarifications and Amendments
Notwithstanding the authorization of the Dissolution by our stockholders as described in this proxy statement, our Board will have the right, as permitted by the DGCL, to abandon the Dissolution at any time before the Effective Time and terminate our Plan of Dissolution, without any action by our stockholders, if our Board determines that to do so is in the best interest of us and our stockholders. Without further action by our stockholders, our Board may, to the extent permitted by Delaware law, waive, modify or amend any part of our Plan of Dissolution, and may provide for exceptions to or clarifications of the terms of our Plan of Dissolution. After the Effective Time, revocation of the Dissolution would require stockholder approval under Delaware law.
Contingent Liabilities; Reserves
Under Delaware law, we are required, in connection with the Dissolution, to pay or make reasonable provision for payment of our liabilities and obligations. We will pay all of our expenses (including operating and wind-up expenses to be incurred throughout the Dissolution and wind-up process) and other known, non-contingent liabilities. We have used and anticipate continuing to use cash until the end of the Survival Period for a number of items, including, but not limited to, the following:
•
ongoing operating and reporting expenses;

•
expenses, including retention amounts, incurred in connection with extending our directors’ and officers’ insurance coverage;

•
expenses incurred in connection with the Dissolution;

•
taxes imposed upon us and any of our assets; and

•
professional, legal, consulting and accounting fees.

We will maintain a reserve, consisting of cash or other assets that we believe will be adequate for the satisfaction of all of our current unknown, contingent and/or conditional claims and liabilities. We may also take other steps to provide for the satisfaction of the reasonably estimated amount of such claims and liabilities, including acquiring insurance coverage with respect to certain claims and liabilities. We currently estimate that we will maintain a cash reserve in the range between approximately $0.3 million and $0.8 million of cash for expenses as well as unknown, contingent and/or conditional liabilities during the Survival Period.
The estimated amount of the reserve is based upon certain estimates and assumptions and a review of our estimated operating expenses and future estimated liabilities, including, without limitation, estimated operating costs, directors’ and officers’ insurance, legal, accounting and consulting fees and miscellaneous expenses, and accrued expenses reflected in our financial statements. There can be no assurance that the reserve will be sufficient. If any of our estimates regarding the expenses to be incurred in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and consulting fees) necessary to dissolve and liquidate the Company and the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate, we may be required to increase the amount of the reserve. After the liabilities, expenses and obligations for which the reserve is established have been satisfied in full (or determined not to be owed), we will distribute to our stockholders any remaining portion of the reserve.
In the event we fail to create an adequate reserve for the payment of our expenses and liabilities and amounts have been distributed to the stockholders under the Plan of Dissolution, our creditors may be able to pursue claims against our stockholders directly to the extent that they have claims co-extensive with such stockholders’ receipt of liquidating distributions. See the section entitled “Risk Factors — Risk Factors Related to the Dissolution — Our stockholders may be liable to third parties for part or all of the amount received from us in our liquidating distributions if reserves are inadequate” beginning on page 9 of this proxy statement.
If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount required to be paid in respect of such liabilities exceeded the amount available from the reserve and any assets of the liquidating trust or trusts, a creditor of ours could seek an injunction against the making of liquidating distributions under the Plan of Dissolution on the grounds that the amounts to be distributed were needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders under the Plan of Dissolution.
Reporting Requirements
Whether or not the Dissolution is approved, we will have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act until we have exited from such reporting requirements. We plan to initiate steps to exit from certain reporting requirements under the Exchange Act. However, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying its service providers, among others.
Interests of Certain Persons in the Dissolution
After the Effective Time, we expect that our Board (or some subset thereof) and some of our officers will continue in their positions for the purpose of winding up our business and affairs. We expect to compensate these individuals at a level consistent with their compensation level prior to Effective Time.
See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the number of shares of common stock owned by our directors and executive officers.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and the DGCL
During the Survival Period, we will continue to be governed by our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, insofar as their terms apply and insofar as necessary or appropriate to implement our Plan of Dissolution. Our Board will continue to have the authority to amend our Amended and Restated Bylaws as it may deem necessary or advisable. To any extent that the provisions of our Plan of Dissolution conflict with any provision of the DGCL, the provisions of the DGCL shall prevail.
Authority of the Board
Our Board, without further action by our stockholders, is authorized to take all actions as they deem necessary or advisable to implement our Plan of Dissolution. All determinations and decisions to be made by our Board will be at the absolute and sole discretion of our Board.
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED DISSOLUTION
Certain U.S. Federal Income Tax Consequences
The following discussion is a general summary of certain material U.S. federal income tax consequences of the proposed Dissolution to our common stockholders. The following discussion is based on the Code, its legislative history, the Treasury Regulations and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state and local laws, federal laws other than those pertaining to income tax, or non-U.S. tax laws are not addressed in this proxy statement. The following discussion has no binding effect on the IRS or the courts. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to our stockholders in light of their individual circumstances. The discussion below does not address any U.S. federal income tax consequences to our stockholders who, for U.S. federal tax purposes, are subject to special rules, such as:
•
banks, financial institutions or insurance companies;

•
tax-exempt entities;

•
persons who hold shares as part of a straddle, hedge, integrated transaction or conversion transaction;

•
persons who have been, but are no longer, citizens or residents of the United States;

•
persons holding shares through a partnership or other fiscally transparent entity;

•
dealers or traders in securities, commodities or currencies, or other persons who have elected mark-to- market accounting;

•
grantor trusts;

•
U.S. persons whose “functional currency” is not the U.S. dollar;

•
regulated investment companies or real estate investment trusts;

•
persons who are not U.S. holders;

•
persons who received the shares of our common stock through the exercise of incentive stock options or through the issuance of restricted stock under an equity incentive plan or through a tax qualified retirement plan; or

•
persons who own (directly or through attribution) five percent or more (by voting power or value) of our common stock.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of common stock of the Company that for U.S. federal income tax purposes is:
•
an individual citizen or resident of the United States;

•
a corporation (or other entity treated as a corporation for U.S. federal tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust, if the trust has validly elected to be treated as a U.S. person for U.S. federal tax purposes or if (1) a U.S. court can exercise primary supervision over its administration and (2) one or more U.S. persons have authority to control all of the substantial decisions of the trust.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal tax purposes) is a beneficial owner of shares of our common stock, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. HOLDERS OF OUR COMMON STOCK THAT ARE NOT U.S. HOLDERS, INCLUDING PARTNERSHIPS AND PARTNERS IN THOSE PARTNERSHIPS, SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE PROPOSED LIQUIDATION AND DISSOLUTION.
U.S. Federal Income Tax Consequences to the Company
Until all of our remaining assets have been distributed to our stockholders or a liquidating trust and the liquidation is complete, we will continue to be subject to U.S. federal income tax on our income, if any, such as interest income. We will recognize gain or loss, if any, upon the sale of any assets held directly by us in connection with our Dissolution in an amount equal to the difference between (1) the fair market value of the consideration received for each asset sold and (2) our adjusted tax basis in the asset sold. We may also recognize income from the liquidation and dissolution of our subsidiary that will occur as part of the proposed Dissolution. We should not recognize any gain or loss upon the distribution of cash to our stockholders as part of the proposed Dissolution. We currently do not anticipate making distributions of property other than cash to stockholders as part of the proposed Dissolution. If we do make a liquidating distribution to our stockholders of property other than cash, we generally will recognize gain or loss upon the distribution of the property as if the property were sold to our stockholders for its fair market value on the date of the distribution. Any tax liability resulting from the proposed Dissolution will reduce the cash available for distribution to our stockholders.
U.S. Federal Income Tax Consequences to U.S. Holders
Stockholders that receive any distributions made by us pursuant to the Plan of Dissolution will be treated as receiving those amounts as full payment in exchange for their shares of common stock in the

Company. A stockholder generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the stockholder with respect to each share (including distributions to any liquidating trust, as discussed below), less any known liabilities assumed by the stockholder or to which the distributed property (if any) is subject, and (2) the stockholder’s adjusted tax basis in each share of our common stock. A stockholder may determine gain or loss on a block-by-block basis if the stockholder holds blocks of our common stock (generally as a result of acquiring a block of common stock at the same time and at the same price). Each stockholder must allocate liquidating distributions proportionately to each share of common stock, or, if applicable, each block of common stock, held by the stockholder. Liquidating distributions are first applied against, and reduce, the stockholder’s adjusted tax basis with respect to a share or a block before recognizing any gain or loss. A stockholder will recognize gain to the extent the aggregate distributions allocated to the share of common stock or, if applicable, block of common stock exceeds the stockholder’s adjusted tax basis with respect to such share or such block. A stockholder will recognize loss only to the extent the stockholder has an adjusted tax basis with respect to a share or a block after taking into account all liquidating distributions allocated to the share or the block. Any loss can only be recognized in the tax year that a stockholder receives our final liquidating distribution.
Generally, gain or loss recognized by a stockholder in connection with the proposed Dissolution will be capital gain or loss, and will be long- term capital gain or loss if the stockholder has held a share or block for more than one year or short-term capital gain or loss if the stockholder has held the share or block for one year or less. Certain stockholders, including individuals, may qualify for preferential tax rates on long-term capital gains. The deductibility of capital losses is subject to certain limitations. While we do not anticipate distributing any contingent claims to our stockholders or a liquidating trust as part of the proposed Dissolution, amounts, if any, received by a stockholder upon the resolution of a contingent claim that has been distributed could be considered ordinary income rather than capital gain. Stockholders should consult their own tax advisors with respect to the tax consequences of receiving a contingent claim as part of the proposed Dissolution.
If we effect the proposed Dissolution, we intend to provide stockholders and the IRS with statements indicating the amount of cash, and, as applicable, our best estimates of the fair market value of any other property, distributed to our stockholders (or transferred to the liquidating trust, as discussed below) at such time and in such manner as required by applicable Treasury Regulations.
Backup Withholding
Distributions to any stockholder that fails to provide the appropriate certification in accordance with applicable Treasury Regulations generally will be reduced by backup withholding at the rate applicable at the time of the distributions. Backup withholding generally will not apply to payments made to certain exempt recipients, such as corporations. Backup withholding is not an additional tax. Amounts that are withheld under backup withholding rules may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that certain required information is furnished to the IRS in a timely manner. Stockholders should consult their own tax advisors regarding the application of backup withholding in their particular circumstances.
THE U.S. FEDERAL INCOME TAX CONSEQUENCES SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO THEM.
*****
Votes Required
The affirmative vote of a majority of the shares of our common stock outstanding on the Record Date and entitled to vote on the Dissolution Proposal is required to approve the Dissolution Proposal. Abstentions, broker non-votes, and failures to vote will have the same effect as a vote “AGAINST” the Dissolution Proposal.
Board Recommendation
The Board recommends that the stockholders vote “FOR” the Dissolution Proposal to approve the Dissolution in accordance with the terms and conditions of the Plan of Dissolution.

PROPOSAL 2 — APPROVAL OF AN ADJOURNMENT OF
THE SPECIAL MEETING
Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.
In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting, from time to time, to a later date or dates, for the purpose of soliciting additional proxies. If the stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.
Votes Required
The Adjournment Proposal requires the approval of a majority in voting power of the votes cast affirmatively or negatively by the holders entitled to vote on the proposal. With respect to the Adjournment Proposal, abstentions and broker non-votes will not affect the voting results.
Board Recommendation
The Board recommends that the stockholders vote “FOR” the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 24, 2023, by:
•
each of our directors;

•
each of our named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to be the beneficial owner of greater than 5.0% of our common stock.

The column entitled “Shares Beneficially Owned-Percentage” is based on a total of 67,715,718 shares of our common stock outstanding as of April 24, 2023.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 24, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Aptinyx Inc., c/o 124 Washington Street, Suite 101, Foxborough, Massachusetts 02035.
	Shares beneficially owned
Name and address of beneficial owner(1)	Number	Percentage
Greater than 5% Stockholders:
Entities Affiliated with Bain Capital Life Sciences(2)	8,891,758	13.13%
Entities affiliated with Adams Street Partners(3)	5,395,996	7.97%
John A. Kryzanowski(4)	6,637,800	9.80%
Named Executive Officers and Directors:
Andrew Kidd(5)	1,613,215	2.33%
Norbert Riedel(6)	4,193,778	5.94%
Ashish Khanna(7)	1,368,817	1.99%
Robert J. Hombach(8)	473,934	*
Craig Jalbert(9)	—	—
All executive officers and directors as a group (5 persons)(10)	7,649,744	10.97%

*
Represents beneficial ownership of less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Aptinyx Inc., c/o 124 Washington Street, Suite 101, Foxborough, Massachusetts 02035.

(2)
Information herein is based on a Schedule 13D filed jointly by Bain Capital Life Sciences Fund, L.P., or BC LS, and BCIP Life Sciences Associates, LP, BCIP LS, with the SEC on October 26, 2021. Consists of: (i) 8,066,113 shares of common stock held by BC LS and (ii) 825,645 shares of common stock held by BCIP LS. Bain Capital Life Sciences Investors, LLC, a Delaware limited liability company, or BCI LS, is the general partner of Bain Capital Life Sciences Partners, LP, a Cayman exempted limited partnership, or BC LS P, which is the general partner of BC LS. Boylston Coinvestors, LLC, a Delaware limited liability company, or Boylston, is the general partner of BCIP LS. The governance, investment strategy and decision-making process with respect to the investments held by BC LS and BCIP LS is directed by BCI LS, whose managers are Jeffrey Schwartz and Adam Koppel. As a result, each of BCI LS, Mr. Schwartz and Dr. Koppel may be deemed to share voting and dispositive power with respect to the securities held by all of the Reporting Persons. The principal business address of each of the Reporting Persons, BCI LS, BC LS P, Boylston, Mr. Schwartz and Dr. Koppel is 200 Clarendon Street, Boston, MA 02116.
(3)
Information herein is based on information provided by Adams Street, LLC as of March 9, 2022. Represents 82,079 shares held by Adams Street Partnership Fund — 2002 U.S. Fund LP, 75,336 shares held by Adams Street Partnership Fund — 2003 U.S. Fund LP, 58,192 shares held by Adams Street Partnership Fund — 2004 U.S. Fund LP, 81,061 shares held by Adams Street Partnership Fund — 2005 U.S. Fund LP, 4,801 shares held by Brinson Partnership Fund — 2004 Primary Fund, L.P., 3,227 shares held by The 2004 Primary Brinson Partnership Fund Offshore Series Company Ltd., 10,022 shares held by UBS Asset Management Trust Company as Trustee of The Brinson Non-U.S. Partnership Fund Trust — 2004 Primary Fund and 50,643 shares held by The Bank of New York Mellon as Trust for the HP Inc. Master Trust. All such shares were received for no consideration as part of exempt pro- rata distributions of shares by a fund controlled by a third-party manager. Adams Street 2008 Direct Fund, L.P., or AS 2008, is the record owner of 249,791 shares of common stock, Adams Street 2009 Direct Fund, L.P., or AS 2009, is the record owner of 216,053 shares of common stock, Adams Street 2010 Direct Fund, L.P., or AS 2010, is the record owner of 122,728 shares of common stock, Adams Street 2011 Direct Fund LP, or AS 2011, is the record owner of 106,754 shares of common stock, Adams Street 2012 Direct Fund LP, or AS 2012, is the record owner of 691,176 shares of common stock, Adams Street 2013 Direct Fund LP, or AS 2013, is the record owner of 522,837 shares of common stock, Adams Street 2014 Direct Fund LP, or AS 2014, is the record owner of 711,151 shares of common stock, Adams Street 2015 Direct Venture/Growth Fund LP, or AS 2015, is the record owner of 504,708 shares of common stock, Adams Street 2016 Direct Venture/Growth Fund LP, or AS 2016, is the record owner of 439,714 shares of common stock, and Adams Street Venture/Growth Fund VI LP, or AS VG VI, is the record owner of 1,465,716 shares of common stock (collectively, the “Shares”). The Shares owned by AS 2008, AS 2009, AS 2010, AS 2011, AS 2012, AS 2013, AS 2014, AS 2015, AS 2016 and AS VG VI may be deemed to be beneficially owned by Adams Street Partners, LLC, the managing member of the general partner of AS 2008, AS 2009, AS 2010 and the managing member of the general partner of the general partner of AS 2011, AS 2012, AS 2013, AS 2014 AS 2015, AS 2016 and AS VG VI. Thomas S. Bremner, Jeffrey T. Diehl, Brian Dudley, Elisha P. Gould Ill, Robin P. Murray, and Fred Wang, each of whom is a partner of Adams Street Partners, LLC (or a subsidiary thereof) may be deemed to have shared voting and investment power over the Shares. Adams Street Partners, LLC and Thomas S. Bremner, Jeffrey T. Diehl, Brian Dudley, Elisha P. Gould Ill, Robin P. Murray, and Fred Wang disclaim beneficial ownership of the Shares except to the extent of their pecuniary interest therein. The address of Adams Street Partners, LLC is One North Wacker Drive, Suite 2200, Chicago, IL 60606-2823.

(4)
Information herein is based on a Schedule 13D filed by John A. Kryzanowski with the SEC on January 20, 2023. Consists of 6,637,800 shares of common stock held by John A. Kryzanowski. The address of John A. Kryzanowski c/o Shartsis Friese LLP is One Maritime Plaza, 18th Floor, San Francisco, CA 94111.

(5)
Consists of: (i) 101,043 shares of common stock held by Mr. Kidd; and (ii) 1,613,215 shares of common stock underlying options exercisable within 60 days of April 24, 2023.

(6)
Consists of: (i) 615,265 shares of common stock held by Dr. Riedel; (ii) 5,118 shares of common stock purchased and received by family members of Dr. Riedel; (iii) 600,490 shares of common stock held by the Norbert G. Riedel 2015 Generation Trust; (iv) 35,000 shares of common stock held by the Norbert G. Riedel 2015 Family Trust; (v) 100,000 shares of common stock held by Riedel 2020 Irrevocable Trust; and (vi) 2,837,905 shares of common stock underlying options exercisable within 60 days of April 24, 2023.

(7)
Consists of: (i) 420,040 shares of common stock held by Mr. Khanna; (ii) 1,800 shares of common stock purchased and received by family members of Mr. Khanna; and (iii) 946,977 shares of common stock underlying options exercisable within 60 days of April 24, 2023.

(8)
Consists of: (i) 229,100 shares of common stock held by Mr. Hombach and (ii) 201,500 shares of common stock underlying options exercisable within 60 days of April 24, 2023.

(9)
The address of Craig Jalbert is 124 Washington Street, Suite 101, Foxborough, MA 02035

(10)
See notes 6, 7, 8, and 9 above.

HOUSEHOLDING OF PROXY MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including this proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Aptinyx Inc., c/o 124 Washington Street, Suite 101, Foxborough, Massachusetts 02035, Attention: Corporate Secretary, telephone: 847-871-0377. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
We do not intend to hold future annual meetings of stockholders, including the 2023 or 2024 annual meeting, if the Plan of Dissolution is approved by stockholders and filed with the Secretary of State of Delaware.
OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Special Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.
WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE
We file annual, quarterly and current reports, proxy statements and other information with the SEC. These documents may be accessed through the SEC’s electronic data gathering, analysis and retrieval system, or EDGAR, via electronic means, including the SEC’s home page on the Internet (www.sec.gov).
The SEC allows us to incorporate by reference the information and reports we file with it, which means that we can disclose important information to you by referring you to these documents. The information incorporated by reference is an important part of this proxy statement, and information that we file later with the SEC will automatically update and supersede the information already incorporated by reference. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct. We are incorporating by reference the documents listed below, which we have already filed with the SEC, and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including all filings made after the date of the filing of this proxy statement, except as to any portion of any future report or document that is not deemed filed under such provisions:
•
our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on May 18, 2023;

•
our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023, as amended on April 28, 2023; and

•
our Current Reports on Form 8-K filed with the SEC on February 27, 2023, March 1, 2023, March 30, 2023, April 18, 2023, April 25, 2023, May 5, 2023 and May 11, 2023 (in each case, except for information contained therein which is furnished rather than filed).

Upon request, either orally or in writing, we will provide, without charge, to each person, including any beneficial owner, to whom a copy of this proxy statement is delivered, a copy of the documents incorporated by reference into this proxy statement but not delivered with the proxy statement. You may request a copy of these filings, and any exhibits we have specifically incorporated by reference as an exhibit in this proxy statement, at no cost by writing us at the following address: Aptinyx Inc., c/o 124 Washington Street, Suite 101, Foxborough, Massachusetts 02035, (508) 543-1720.

Annex A
PLAN OF LIQUIDATION AND DISSOLUTION
OF
APTINYX INC.
This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of APTINYX INC., a Delaware corporation (such corporation or a successor entity, the “Company”), in accordance with Section 281(b) of the General Corporation Law of the State of Delaware (the “DGCL”).
1.   Approval of Plan.   The Board of Directors of the Company (the “Board”) has adopted this Plan and presented the Plan to the Company’s stockholders to take action on the Plan. If the Plan is adopted by the requisite vote of the Company’s stockholders, the Plan shall constitute the adopted Plan of the Company.
2.   Certificate of Dissolution.   Subject to Section 14 hereof, after the stockholders of the Company approve the dissolution of the Company, the Company shall file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL at such time as determined by the Board in its sole discretion (the time of such filing, or such later time as stated therein, the “Effective Time”).
3.   Cessation of Business Activities.   After the Effective Time, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business affairs and distribute its assets in accordance with this Plan.
4.   Continuing Employees and Consultants.   For the purpose of effecting the dissolution of the Company, the Company may hire or retain such employees, consultants and advisors as the Company deems necessary or desirable to supervise or facilitate the dissolution and winding up of the Company.
5.   Dissolution Process.
From and after the Effective Time, the Company (or any successor entity of the Company) shall complete the following corporate actions:
(i)   The Company (a) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (b) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party, and (c) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the date of dissolution. All such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor.
(ii)   After the payments are made pursuant to clause (i) above, if there are any assets remaining, the Company shall distribute to its stockholders, in accordance with the Company’s certificate of incorporation, as amended and/or restated through the Effective Time, all remaining assets, including all available cash, including the cash proceeds of any sale, exchange or disposition, except such cash, property or assets as are required for paying or making reasonable provision for the claims and obligations of the Company. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Board in its absolute discretion, may determine. If and to the extent deemed necessary, appropriate or desirable by the Board, in its absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property to satisfy claims against the Company, including, without limitation, tax obligations, all expenses related to the sale of the Company’s property and assets, all expenses related to the collection and defense of the Company’s property and assets, and the liquidation and dissolution provided for in this Plan.
Notwithstanding anything contained herein to the contrary, the Company, at the discretion of the Board, may opt to dissolve and wind-up the Company in accordance with the procedures set forth in Sections 280 and 281(a) of the DGCL.
6.   Cancellation of Stock.   The distributions to the Company’s stockholders pursuant to Section 5 hereof shall be deemed to be in complete cancellation of all of the outstanding shares of capital stock of the Company as of the date that the continuation of the Company’s legal existence terminates in accordance with Section 278 of the DGCL. From and after the Effective Time, and subject to applicable law, the holder of all outstanding shares of capital stock of the Company shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with Section 5 hereof. As a condition to receipt of any distribution to the Company’s stockholders, the Company may require the Company’s stockholders to (i) surrender their certificates evidencing its shares of capital stock to the Company, or (ii) furnish the Company with evidence satisfactory to the Company of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Company. The Company will close its stock transfer books and discontinue recording transfers of shares of capital stock of the Company at the Effective Time, and thereafter any certificate representing shares of capital stock of the Company will not be assignable or transferable on the books of the Company except by will, intestate succession, operation of law or upon the dissolution of the stockholders or their successors.
7.   Conduct of the Company Following Approval of the Plan.   Under Delaware law, dissolution is effective upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware or upon such future effective date as may be set forth in the certificate of dissolution. Section 278 of the DGCL provides that a dissolved corporation shall be continued for the term of 3 years from such dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and of enabling it gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery. The powers of the officers and directors of the corporation shall continue during this time period in order to allow them to take the necessary steps to wind up the affairs of the corporation.
8.   Absence of Appraisal Rights.   Under Delaware law, the Company’s stockholders are not entitled to appraisal rights for shares of capital stock of the Company in connection with the transactions contemplated by the Plan.
9.   Abandoned Property.   If any distribution to the stockholders of the Company cannot be made, whether because such stockholder cannot be located, has not surrendered its certificate evidencing the capital stock as required hereunder or for any other reason, the distribution to which such stockholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholders as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.
10.   Stockholder Consent to Sale of Assets.   Adoption of this Plan by the stockholders of the Company shall constitute the approval of such stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition that are conditioned on adoption of this Plan.
11.   Expenses of Dissolution.   In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.
12.   Compensation.   In connection with and for the purpose of implementing and assuring the completion of this Plan, the Company may pay the Company’s officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by the requisite vote of the outstanding capital stock of the Company shall constitute the approval of the Company’s stockholders of the payment of any such compensation.
13.   Indemnification.   The Company shall continue to indemnify its officers, directors, employees, agents and trustee in accordance with its Certificate of Incorporation, Bylaws, and contractual arrangements as therein or elsewhere provided, the Company’s existing directors’ and officers’ liability insurance policy and applicable law, and such indemnification shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Company. The Company is authorized to obtain and maintain insurance as may be necessary to cover the Company’s indemnification obligations.
14.   Modification or Abandonment of the Plan.   Notwithstanding adoption of this Plan by the stockholders of the Company, the Board may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by such stockholders to the extent permitted by the DGCL.
15.   Authorization.   The Board is hereby authorized, without further action by the stockholders of the Company, to do and perform or cause the officers of the Company to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up the affairs of the Company.

ANNEX B
Sections 275 through 283 of the DGCL
§ 275. Dissolution generally; procedure.
(a)
If it should be deemed advisable in the judgment of the board of directors of any corporation that it should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution to be given to each stockholder entitled to vote thereon as of the record date for determining the stockholders entitled to notice of the meeting.

(b)
At the meeting a vote shall be taken upon the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon shall vote for the proposed dissolution, a certification of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(c)
Dissolution of a corporation may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(d)
If dissolution is authorized in accordance with this section, a certificate of dissolution shall be executed, acknowledged and filed, and shall become effective, in accordance with § 103 of this title. Such certificate of dissolution shall set forth:

(1)
The name of the corporation;

(2)
The date dissolution was authorized;

(3)
That the dissolution has been authorized by the board of directors and stockholders of the corporation, in accordance with subsections (a) and (b) of this section, or that the dissolution has been authorized by all of the stockholders of the corporation entitled to vote on a dissolution, in accordance with subsection (c) of this section;

(4)
The names and addresses of the directors and officers of the corporation; and

(5)
The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

(e)
The resolution authorizing a proposed dissolution may provide that notwithstanding authorization or consent to the proposed dissolution by the stockholders, or the members of a nonstock corporation pursuant to § 276 of this title, the board of directors or governing body may abandon such proposed dissolution without further action by the stockholders or members.

(f)
If a corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall set forth:

(1)
The name of the corporation;

(2)
The date specified in the corporation’s certificate of incorporation limiting the duration of its existence;

(3)
The names and addresses of the directors and officers of the corporation; and

(4)
The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.
(g)
A corporation shall be dissolved upon the earlier of:

(1)
The date specified in such corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title; or

(2)
The effectiveness in accordance with § 103 of this title of a certificate of dissolution filed in accordance with this section.

§ 276. Dissolution of nonstock corporation; procedure.
(a)
Whenever it shall be desired to dissolve any nonstock corporation, the governing body shall perform all the acts necessary for dissolution which are required by § 275 of this title to be performed by the board of directors of a corporation having capital stock. If any members of a nonstock corporation are entitled to vote for the election of members of its governing body or are entitled to vote for dissolution under the certificate of incorporation or the bylaws of such corporation, such members shall perform all the acts necessary for dissolution which are contemplated by § 275 of this title to be performed by the stockholders of a corporation having capital stock, including dissolution without action of the members of the governing body if all the members of the corporation entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to § 275(d) of this title. If there is no member entitled to vote thereon, the dissolution of the corporation shall be authorized at a meeting of the governing body, upon the adoption of a resolution to dissolve by the vote of a majority of members of its governing body then in office. In all other respects, the method and proceedings for the dissolution of a nonstock corporation shall conform as nearly as may be to the proceedings prescribed by § 275 of this title for the dissolution of corporations having capital stock.

(b)
If a nonstock corporation has not commenced the business for which the corporation was organized, a majority of the governing body or, if none, a majority of the incorporators may surrender all of the corporation rights and franchises by filing in the office of the Secretary of State a certificate, executed and acknowledged by a majority of the incorporators or governing body, conforming as nearly as may be to the certificate prescribed by § 274 of this title.

(c)
If a nonstock corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall include the information required by § 275(f) of this title. The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any nonstock corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a nonstock corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

§ 277. Payment of franchise taxes before dissolution, merger, transfer or conversion.
No corporation shall be dissolved, merged, transferred (without continuing its existence as a corporation of this State) or converted under this chapter until:
(1)
All franchise taxes due to or assessable by the State including all franchise taxes due or which would be due or assessable for the entire calendar month during which such dissolution, merger, transfer or conversion becomes effective have been paid by the corporation; and
(2)
All annual franchise tax reports including a final annual franchise tax report for the year in which such dissolution, merger, transfer or conversion becomes effective have been filed by the corporation;

notwithstanding the foregoing, if the Secretary of State certifies that an instrument to effect a dissolution, merger, transfer or conversion has been filed in the Secretary of State’s office, such corporation shall be dissolved, merged, transferred or converted at the effective time of such instrument.
§ 278. Continuation of corporation after dissolution for purposes of suit and winding up affairs.
All corporations, whether they expire by their own limitation or are otherwise dissolved, shall nevertheless be continued, for the term of 3 years from such expiration or dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against them, and of enabling them gradually to settle and close their business, to dispose of and convey their property, to discharge their liabilities and to distribute to their stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its expiration or dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery.
Sections 279 through 282 of this title shall apply to any corporation that has expired by its own limitation, and when so applied, all references in those sections to a dissolved corporation or dissolution shall include a corporation that has expired by its own limitation and to such expiration, respectively.
§ 279. Trustees or receivers for dissolved corporations; appointment; powers; duties.
When any corporation organized under this chapter shall be dissolved in any manner whatever, the Court of Chancery, on application of any creditor, stockholder or director of the corporation, or any other person who shows good cause therefor, at any time, may either appoint 1 or more of the directors of the corporation to be trustees, or appoint 1 or more persons to be receivers, of and for the corporation, to take charge of the corporation’s property, and to collect the debts and property due and belonging to the corporation, with power to prosecute and defend, in the name of the corporation, or otherwise, all such suits as may be necessary or proper for the purposes aforesaid, and to appoint an agent or agents under them, and to do all other acts which might be done by the corporation, if in being, that may be necessary for the final settlement of the unfinished business of the corporation. The powers of the trustees or receivers may be continued as long as the Court of Chancery shall think necessary for the purposes aforesaid.
§ 280. Notice to claimants; filing of claims.
(a)
(1) After a corporation has been dissolved in accordance with the procedures set forth in this chapter, the corporation or any successor entity may give notice of the dissolution, requiring all persons having a claim against the corporation other than a claim against the corporation in a pending action, suit or proceeding to which the corporation is a party to present their claims against the corporation in accordance with such notice. Such notice shall state:

a.   That all such claims must be presented in writing and must contain sufficient information reasonably to inform the corporation or successor entity of the identity of the claimant and the substance of the claim;
b.   The mailing address to which such a claim must be sent;
c.   The date by which such a claim must be received by the corporation or successor entity, which date shall be no earlier than 60 days from the date thereof; and

d.   That such claim will be barred if not received by the date referred to in paragraph (a)(1)c. of this section; and
e.   That the corporation or a successor entity may make distributions to other claimants and the corporation’s stockholders or persons interested as having been such without further notice to the claimant; and
f.   The aggregate amount, on an annual basis, of all distributions made by the corporation to its stockholders for each of the 3 years prior to the date the corporation dissolved.
Such notice shall also be published at least once a week for 2 consecutive weeks in a newspaper of general circulation in the county in which the office of the corporation’s last registered agent in this State is located and in the corporation’s principal place of business and, in the case of a corporation having $10,000,000 or more in total assets at the time of its dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of such notice, the corporation or successor entity shall mail a copy of such notice by certified or registered mail, return receipt requested, to each known claimant of the corporation including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.
(2)
Any claim against the corporation required to be presented pursuant to this subsection is barred if a claimant who was given actual notice under this subsection does not present the claim to the dissolved corporation or successor entity by the date referred to in paragraph (a) (1)c. of this section.

(3)
A corporation or successor entity may reject, in whole or in part, any claim made by a claimant pursuant to this subsection by mailing notice of such rejection by certified or registered mail, return receipt requested, to the claimant within 90 days after receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title; provided however, that in the case of a claim filed pursuant to § 295 of this title against a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery the time period shall be as provided in § 296 of this title, and the 30-day appeal period provided for in § 296 of this title shall be applicable. A notice sent by a corporation or successor entity pursuant to this subsection shall state that any claim rejected therein will be barred if an action, suit or proceeding with respect to the claim is not commenced within 120 days of the date thereof, and shall be accompanied by a copy of §§ 278-283 of this title and, in the case of a notice sent by a court- appointed receiver or trustee and as to which a claim has been filed pursuant to § 295 of this title, copies of §§ 295 and 296 of this title.

(4)
A claim against a corporation is barred if a claimant whose claim is rejected pursuant to paragraph (a)(3) of this section does not commence an action, suit or proceeding with respect to the claim no later than 120 days after the mailing of the rejection notice.

(b)
(1) A corporation or successor entity electing to follow the procedures described in subsection (a) of this section shall also give notice of the dissolution of the corporation to persons with contractual claims contingent upon the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, and request that such persons present such claims in accordance with the terms of such notice. Provided however, that as used in this section and in § 281 of this title, the term “contractual claims” shall not include any implied warranty as to any product manufactured, sold, distributed or handled by the dissolved corporation. Such notice shall be in substantially the form, and sent and published in the same manner, as described in paragraph (a)(1) of this section.

(2)
The corporation or successor entity shall offer any claimant on a contract whose claim is contingent, conditional or unmatured such security as the corporation or successor entity determines is sufficient to provide compensation to the claimant if the claim matures. The corporation or successor entity shall mail such offer to the claimant by certified or registered mail, return receipt requested, within 90 days of receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title. If the claimant offered such security does not deliver in writing to the corporation or successor entity a notice rejecting the offer within 120 days after receipt of such offer for security, the claimant shall be deemed to have accepted such security as the sole source from which to satisfy the claim against the corporation.
(c)
(1) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party other than a claim barred pursuant to subsection (a) of this section.

(2)
A corporation or successor entity which has given notice in accordance with subsections (a) and (b) of this section shall petition the Court of Chancery to determine the amount and form of security that will be sufficient to provide compensation to any claimant who has rejected the offer for security made pursuant to paragraph (b)(2) of this section.

(3)
A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security which will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 5 years after the date of dissolution or such longer period of time as the Court of Chancery may determine not to exceed 10 years after the date of dissolution. The Court of Chancery may appoint a guardian ad litem in respect of any such proceeding brought under this subsection. The reasonable fees and expenses of such guardian, including all reasonable expert witness fees, shall be paid by the petitioner in such proceeding.

(d)
The giving of any notice or making of any offer pursuant to this section shall not revive any claim then barred or constitute acknowledgment by the corporation or successor entity that any person to whom such notice is sent is a proper claimant and shall not operate as a waiver of any defense or counterclaim in respect of any claim asserted by any person to whom such notice is sent.

(e)
As used in this section, the term “successor entity” shall include any trust, receivership or other legal entity governed by the laws of this State to which the remaining assets and liabilities of a dissolved corporation are transferred and which exists solely for the purposes of prosecuting and defending suits, by or against the dissolved corporation, enabling the dissolved corporation to settle and close the business of the dissolved corporation, to dispose of and convey the property of the dissolved corporation, to discharge the liabilities of the dissolved corporation and to distribute to the dissolved corporation’s stockholders any remaining assets, but not for the purpose of continuing the business for which the dissolved corporation was organized.

(f)
The time periods and notice requirements of this section shall, in the case of a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery, be subject to variation by, or in the manner provided in, the Rules of the Court of Chancery.

(g)
In the case of a nonstock corporation, any notice referred to in the last sentence of paragraph (a)(3) of this section shall include a copy of § 114 of this title. In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 281. Payment and distribution to claimants and stockholders.
(a)
A dissolved corporation or successor entity which has followed the procedures described in § 280 of this title:

(1)
Shall pay the claims made and not rejected in accordance with § 280(a) of this title,

(2)
Shall post the security offered and not rejected pursuant to § 280(b)(2) of this title,

(3)
Shall post any security ordered by the Court of Chancery in any proceeding under § 280(c) of this title, and

(4)
Shall pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the corporation or such successor entity.

Such claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation; provided, however, that such distribution shall not be made before the expiration of 150 days from the date of the last notice of rejections given pursuant to § 280(a)(3) of this title. In the absence of actual fraud, the judgment of the directors of the dissolved corporation or the governing persons of such successor entity as to the provision made for the payment of all obligations under paragraph (a)(4) of this section shall be conclusive.
(b)
A dissolved corporation or successor entity which has not followed the procedures described in § 280 of this title shall, prior to the expiration of the period described in § 278 of this title, adopt a plan of distribution pursuant to which the dissolved corporation or successor entity (i) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation or such successor entity, (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 10 years after the date of dissolution. The plan of distribution shall provide that such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such plan shall provide that such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation.

(c)
Directors of a dissolved corporation or governing persons of a successor entity which has complied with subsection (a) or (b) of this section shall not be personally liable to the claimants of the dissolved corporation.

(d)
As used in this section, the term “successor entity” has the meaning set forth in § 280(e) of this title.

(e)
The term “priority,” as used in this section, does not refer either to the order of payments set forth in paragraph (a)(1)-(4) of this section or to the relative times at which any claims mature or are reduced to judgment.

(f)
In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 282. Liability of stockholders of dissolved corporations.
(a)
A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) or (b) of this title shall not be liable for any claim against the corporation in an amount in excess of such stockholder’s pro rata share of the claim or the amount so distributed to such stockholder, whichever is less.

(b)
A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a)

of this title shall not be liable for any claim against the corporation on which an action, suit or proceeding is not begun prior to the expiration of the period described in § 278 of this title.
(c)
The aggregate liability of any stockholder of a dissolved corporation for claims against the dissolved corporation shall not exceed the amount distributed to such stockholder in dissolution.

§ 283. Jurisdiction.
The Court of Chancery shall have jurisdiction of any application prescribed in this subchapter and of all questions arising in the proceedings thereon, and may make such orders and decrees and issue injunctions therein as justice and equity shall require.

APTINYX INC.C/O 124 WASHINGTON STREET, SUITE 101 FOXBOROUGH, MASSACHUSETTS 02035 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V18915-S67821KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYAPTINYX INC.The Board of Directors recommends you vote FOR proposal 1:ForAgainstAbstain1.The approval of the liquidation and dissolution of Aptinyx Inc. (the "Company") and the Plan of Liquidation and Dissolution (the "Plan of!!!Dissolution"), which, if approved, will authorize the Company's Board of Directors to liquidate and dissolve the Company in accordance with thePlan of Dissolution (the "Dissolution Proposal"). The Board of Directors recommends you vote FOR proposal 2:2.The approval of any adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal. NOTE: In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the direction of the Board of Directors before the Special Meeting and at any adjournments or postponements thereof. For Against Abstain! ! ! Please sign exactly as your name(s) appear(s) on this card. If signing as attorney, executor, administrator, or other fiduciary, please include such title below. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V18916-S67821APTINYX INC.Special Meeting of Shareholders, 2023 Eastern Time, Central Time This proxy is solicited by the Board of DirectorsTheshareholder(s)hereby appoint(s)and, or either of them as proxies, each with the power to appointhis/her substitute, and hereby authorize(s) themto represent and to vote as designated on thereverseside ofthisballot, all ofthe shares of Common Stockof APTINYX INC. that the shareholder(s) is/areentitledto voteat the Special Meeting ofShareholders to be held at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA02210 at Eastern Time,Central Time on, 2023, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side